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                                                                    EXHIBIT 10.2

                                     FORM OF

                               AFFILIATE AGREEMENT


        THIS AFFILIATE AGREEMENT (this "Agreement") is made and entered into as of ______________, 1997, by and between FIDELITY NATIONAL FINANCIAL, INC., a Delaware corporation ("Parent") and the stockholder of Parent identified on the signature page hereto (the "Affiliate").

                                    RECITALS:

         A. Parent and Granite Financial, Inc., a Delaware corporation (the "Company") are parties to that certain Agreement and Plan of Merger, dated as of November 17, 1997 (the "Merger Agreement"), which provides for the acquisition of the Company by Parent by means of a merger (the "Merger") of a wholly-owned subsidiary of Parent ("Merger Sub") with and into the Company (unless otherwise defined herein as the context otherwise requires, capitalized terms shall have the respective meanings set forth in the Merger Agreement);

         B. Affiliate is the record holder and beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of and has the right to vote and dispose of the number of shares of the outstanding capital stock of the Parent indicated on the signature page of this Agreement (the "Parent Shares"); and

         C. Affiliate understands that, since the Merger will be accounted for using the "pooling of interests" method the Parent Shares may only be disposed of in conformity with the limitations described herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

        1.     Agreement to Retain Shares.

               1.1 Transfer and Encumbrance. Affiliate agrees not to transfer, sell, exchange, pledge or otherwise dispose of or encumber the Parent Shares or any New Shares (as defined in Section 1.2 below) or to make any offer or agreement relating thereto, at any time prior to the Expiration Date. As used herein, the term "Expiration Date" shall mean the date Parent shall have publicly released a report including the combined financial results of Parent and the Company for a period of at least 30 days of combined operations of Parent and the Company.

               1.2 New Shares. Affiliate agrees that any shares of capital stock of Parent that Affiliate purchases or with respect to which Affiliate otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Date ("New Shares") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Parent Shares.

        2. Tax Treatment; Rule 145. Affiliate understands and agrees that it is intended that the Merger will be treated as a "reorganization" for federal income tax purposes.

        3. Termination. This Agreement shall be terminated and shall be of no further force and effect upon the termination of the Merger Agreement in accordance with the terms thereof.


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        4. Counterparts. This Agreement shall be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.

        5. Binding Agreement. This Agreement will inure to the benefit of and be binding upon and enforceable against the parties and their successors and assigns, including administrators, executors, representatives, heirs, legatees and devisees of Affiliate and pledgees holding Restricted Securities as collateral.

        6. Waiver. No waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing and signed by each party hereto.

        7. Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Delaware.

        8. Attorneys' Fees. In the event of any legal actions or proceeding to enforce of interpret the provisions hereof, the prevailing party shall be entitled to reasonable attorney's fees, whether or not the proceeding results in a final judgment.

        9. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.



                                     FIDELITY NATIONAL FINANCIAL, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     -------------------------------------------
                                     Name of Affiliate:
                                     Affiliate's Address for Notice:

                                     Company Shares beneficially owned:
                                            Shares of Common Stock:
                                            Shares subject to:
                                                   Options:
                                                   Warrants:
                                                   Other Rights:

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